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                                                                  Exhibit (a)(3)

Pixelworks, Inc.                    Personnel Summary of Stock Options

                                    Options Granted as of Month Date, 2006

                          GRANT                                             EXERCISED/                    OUTSTANDING/  EXERCISABLE/
NAME        ID            NUMBER      GRANT DATE  PLAN/TYPE  SHARES  PRICE   RELEASED    VESTED  UNVESTED  UNRELEASED    RELEASABLE
------------------------------------------------------------------------------------------------------------------------------------
Doe, Jane   XXX-XX-XXXX   N0000123    X/X/XXX      1997/NQ
                          I00000123   X/X/XXX      1997/ISO
                          N0000234    X/X/XXX      2001/NQ

            Account: Doe, Jane
